SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 26, 2003
                        (Date of earliest event reported)

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

Delaware                                                   41-0417775
(State of incorporation)                         (I.R.S. Employer Identification
                                                 Number)

3M Center                                                  55144-1000
St. Paul, Minnesota                                         (Zip Code)
                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110


ITEM 5. OTHER EVENTS.

Attached is a press release of 3M Company dated March 26, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits Required by Item 601 of Regulation S-K

EXHIBIT NO.                                             DESCRIPTION
----------                                              -----------
99                                           Press Release dated March 26, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              3M COMPANY


                                              By: /s/ Gregg M. Larson
                                                 -------------------------------
                                                  Gregg M. Larson,
                                                  Secretary

Dated: March 26, 2003